MET INVESTORS SERIES TRUST

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2013

ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO

AQR GLOBAL RISK BALANCED PORTFOLIO

BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO

INVESCO BALANCED-RISK ALLOCATION PORTFOLIO

JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO

Effective immediately, the following statement is added to the end of the first paragraph in the section entitled “Determination of Net Asset Value” of the Statement of Additional Information for the above-referenced Portfolios:

With respect to each of AllianceBernstein Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio and Schroders Global Multi-Asset Portfolio, the Portfolio’s current net asset value per share is available by calling 617-578-4606.